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                            TECHNOLOGY LICENSE AGREEMENT

     This Technology License Agreement (the "Agreement") is dated effective as of December 21, 1995, by and between Clement Mok Designs, a California corporation ("Licensor"), and NetObjects, Inc., a Delaware corporation ("Licensee").

                                  R E C I T A L S

     WHEREAS, Licensor has developed certain proprietary methodology, know-how and intellectual property, commonly referred to by Licensor as the iD System, which, among other uses, can be used creatively to design, guide and implement computer display sites and screens commonly known as Websites and Webpages;

     WHEREAS, Licensee is in a position to create and add value to such know how and intellectual property, and to exploit its commercial potential;

     WHEREAS, Licensee desires to obtain, and Licensor desires to grant to Licensee, a royalty-free, perpetual, worldwide, nonexclusive license in the above-referenced know how and intellectual property, in consideration of the issuance of 1,000,000 shares of Series A Preferred Stock of Licensee to Licensor upon the initial capitalization of Licensee.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                  A G R E E M E N T

1.   DEFINITIONS.

     Terms used in this Agreement shall have the meaning set forth below, unless defined elsewhere or as the context may require:

     (a) "Base Technology" shall mean all of the proprietary methodology, know-how and intellectual property, and related documentation, commonly referred to by Licensor as the iD System, as set forth in more detail in Exhibit A, including without limitation all presently existing United States and foreign copyrights, know-how, patents, licenses, patent applications, software, inventions, trade secrets, formulas, algorithms, processes, methodologies, designs, schematics, diagrams and the like pertaining to the Base Technology.

     (b) "Confidential Information" shall mean (i) with respect to information received by Licensee, all information relating to the Base Technology disclosed or made available to Licensee, its employees or its representatives by Licensor

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that is marked, designated or described as confidential by Licensor, and (ii)
with respect to information received by Licensor, all information relating to the Resulting Technology, and all market information, data, customer lists, and all other business information relating to Licensee that is marked, designated or described as confidential by Licensee.

     (c) "Intellectual Property Rights" shall mean all Confidential Information and, whether or not the following constitute Confidential Information, all of Licensor's United States and foreign copyrights, know-how, patents, licenses, patent applications, inventions, trade secrets, formulas, algorithms, processes, methodologies, designs, schematics, diagrams and the like pertaining to the Base Technology, or the Resulting Technology, as the case may be.

     (d) "Resulting Technology" shall mean all the results of the research, development and engineering work performed with respect to the Base Technology by Licensee, including without limitation, all derivative works, modifications, improvements, advanced software programs, patentable inventions or copyrightable material or any combination thereof that will allow commercial exploitation of the Base Technology.

2.   GRANT OF RIGHT.

     (a) Subject to the terms and conditions herein, Licensor grants to Licensee a royalty free, perpetual, nonexclusive, transferable worldwide right and license, with right of sublicense, to use the Base Technology and the Intellectual Property Rights related thereto to develop the Resulting Technology and to commercialize, make, have made, copy, reproduce, duplicate, use, modify, incorporate into other works, compile, perform, exhibit, market, sell and license the Resulting Technology.

     (b) Licensor further grants the right and license to Licensee to prevent any unauthorized use and disclosure of the Base Technology and the Confidential Information, and the right to disclose the Base Technology and the Confidential Information to sublicensees and assignees of the same from Licensee, subject to
Section 7 of this Agreement.

3.   ISSUANCE OF SHARES.

     In consideration of the license granted in this Agreement, Licensee shall issue to Licensor 1,000,000 shares of fully paid, nonassessable Series A Preferred Stock of Licensee (the "Shares"), in connection with the transfer of certain property to Licensee by Licensor and certain other transferors pursuant to a transaction the parties thereto intend to be subject to the provision of
Section 351 of the Internal Revenue Code of 1986, as amended. For purposes of California Revenue and Taxation Code Section 6011(c)(1), if and only if the proposed transaction is subject to California sales and use tax, the parties hereto

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agree that $20.00 of the total value of the license granted hereunder and of the total value of the Series A Preferred Stock issued in exchange therefor is allocable to the media and other tangible personal property on which the Base Technology is set forth, and all of the remaining value of the Series A Preferred Stock issued in exchange for this license is allocable to the intangible personal property comprising the Base Technology. If and only if the proposed transaction is subject to California sales and use tax, the parties hereto agree that each party shall be responsible for 50% of any sales and use tax imposed, except that Licensee shall be responsible for the first $100 in sales and use tax.

4.   TITLE AND PROPRIETARY RIGHTS.

     (a) Title and ownership to the Base Technology and the Intellectual Property Rights related thereto shall reside in Licensor.

     (b) Title and ownership to the Resulting Technology and the Intellectual Property Rights related thereto shall reside in Licensee.

5.   DELIVERY.

     Within thirty (30) days after execution of this Agreement, Licensor will transfer and deliver to Licensee a complete copy of all physical embodiment of the Base Technology, including all Intellectual Property Rights related thereto, and thereafter, Licensee shall promptly deliver the share certificate or certificates evidencing the Shares to Licensor.

6.   SUBSEQUENT INVENTIONS.

     (a) All derivative works, modifications and improvements to the Base Technology and all inventions of whatsoever kind or nature incorporating or otherwise utilizing any of the Intellectual Property Rights related to the Base Technology developed by Licensee subsequent to the date of this Agreement shall be owned by Licensee.

     (b) Licensee shall have full right to cause United States and foreign copyright applications and patent applications to be prepared and prosecuted with respect to the Resulting Technology, at its own expense, and all such applications and resulting copyrights and patents shall be owned by Licensee. Licensor shall do all such acts and execute, acknowledge and deliver all instruments or writings reasonably requested and necessary for Licensee to perfect its title to the Resulting Technology, to secure copyrights and letters patent whenever possible, as well as all reissues, renewals and extensions thereof. Nothing contained in this Agreement, however, shall be construed as a representation or warranty by Licensee that any portion of the Resulting Technology shall be copyrightable or patentable.


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7.   CONFIDENTIAL INFORMATION.

     (a) Licensee understands that all Confidential Information received by Licensee from Licensor is proprietary and confidential to Licensor, and Licensee is obligated to protect and maintain the confidentiality of the same. Licensee shall refrain from disclosing any Confidential Information to any third party except pursuant to the terms of this Agreement permitting transfers of the Base Technology to third parties and shall take all necessary and proper action to preserve the secrecy and prevent disclosure of such Confidential Information.
In furtherance of the foregoing, Licensee shall require all third parties that wish to utilize the Base Technology to first sign an agreement to be bound by the provisions of this Section 7. Confidential Information shall be disclosed or made available to Licensee's employees or representatives only on a need-to-know basis to the extent necessary for Licensee to enjoy the benefits of the license granted in Section 2 of this Agreement. Licensee shall establish a reasonable security procedure to prevent unauthorized access to the Confidential Information.

     (b) Licensor understands that all Confidential Information received by Licensor from Licensee is proprietary and confidential to Licensor, and Licensor is obligated to protect and maintain the confidentiality of the same. Licensor shall take all necessary and proper action to preserve the secrecy and prevent disclosure of such Confidential Information. Confidential Information shall be disclosed or made available to Licensor's employees or representatives only on a need-to-know basis. Licensor shall establish a reasonable security procedure to prevent unauthorized access to the Confidential Information.

     (c) Each party receiving Confidential Information from the other party shall appropriately identify and mark all reproductions, copies, extracts or the like of any documents containing Confidential Information as "Confidential," before distributing the same to its partners, representatives, employees, or where permitted hereunder, to others.

     (d) The obligation imposed by this Section 7 to protect and not to disclose Confidential Information shall continue during the term of this Agreement and thereafter, except with respect to such Confidential Information that sooner becomes lawfully within the public domain.

8.   WARRANTIES AND DISCLAIMERS OF LICENSOR.

     (a) Licensor represents and warrants that it is the owner of or otherwise has the right to grant the licenses provided in Section 2 and otherwise to perform its obligations under this Agreement. Licensor makes no other warranties with respect to the subject matter of this Agreement and except for the warranties set forth in the preceding sentence, Licensor shall have no liability of any with respect hereto.


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     (b)  LICENSOR DOES NOT WARRANT THAT THE BASE TECHNOLOGY OR THE INTELLECTUAL
PROPERTY RIGHTS RELATED THERETO WILL MEET ANY SPECIFIED OR UNSPECIFIED REQUIREMENTS OR OPERATE IN ANY SPECIFIED OR UNSPECIFIED COMBINATIONS THAT LICENSEE MAY SELECT FOR USE; THAT THE BASE TECHNOLOGY OR THE INTELLECTUAL PROPERTY RIGHTS RELATED THERETO IS ERROR FREE; OR THAT ALL DEFECTS IN THE BASE TECHNOLOGY WILL BE CORRECTED. NO ORAL OR WRITTEN STATEMENT BY LICENSOR OR BY A REPRESENTATIVE OF LICENSOR SHALL CREATE A WARRANTY OR INCREASE THE SCOPE OF THIS WARRANTY.

     (c) LICENSOR DOES NOT WARRANT THE BASE TECHNOLOGY AGAINST INFRINGEMENT OR THE LIKE WITH RESPECT TO ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY.

     (d) LICENSOR DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO THE BASE TECHNOLOGY OR THE INTELLECTUAL PROPERTY RIGHTS RELATED, INCLUDING ANY WARRANTY OF MANUFACTURABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSOR DOES NOT ASSUME OR AUTHORIZE ANY OTHER PERSON TO ASSUME FOR IT ANY LIABILITY IN CONNECTION WITH THE USE OF THE INTELLECTUAL PROPERTY RIGHTS RELATED TO THE BASE TECHNOLOGY, OR THE SALE, USE OR OPERATION OF ANY PRODUCT UTILIZING THE BASE TECHNOLOGY.

     (e) LICENSOR SHALL NOT BE LIABLE FOR ANY INJURY OR DAMAGE TO LICENSEE, OR TO ANY OTHER PERSON CAUSED DIRECTLY OR INDIRECTLY BY THE USE OF THE BASE TECHNOLOGY OR THE SALE, USE OR OPERATION OF ANY RESULTING TECHNOLOGY USING THE SAME. IN NO EVENT SHALL LICENSOR BE LIABLE TO ANY THIRD PARTY FOR ANY LOSS OR INJURY TO EARNINGS, PROFITS, OR GOODWILL, OR FOR ANY DIRECT, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING OUT OF LICENSEE'S USE OF THE BASE TECHNOLOGY, THE RESULTING TECHNOLOGY AND THE INTELLECTUAL PROPERTY RIGHTS.

9.   INFRINGEMENT PROSECUTIONS AND DEFENSE.

     (a) Licensor or Licensee acting on its own may bring an action for infringement of the Base Technology, the Resulting Technology and the Intellectual Property Rights related thereto by any third party. Neither party shall be a necessary party to an action brought by the other party. The party bringing the action shall have sole control over the prosecution of such action and the settlement thereof; provided, however, that if the settlement of the action shall


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have a material adverse effect on the other party, the settlement shall be subject to the consent of the other party, which consent shall not be unreasonably withheld.

     (b) Each party shall be responsible for its own costs and expenses, including attorneys' fees incurred, in defending any infringement lawsuit brought against such party by any third party arising from its possession, use or distribution of the Base Technology, the Resulting Technology, or any of the Intellectual Property Rights related thereto, and shall not be entitled to indemnity from the other party hereto with respect to any loss, liability or damages sustained or owed as a result of any such lawsuit.

10.  LIMITATION OF LIABILITY.

     Licensee agrees that Licensor will not be liable for defense or indemnity with respect to any claim against Licensee by any third party arising from Licensee's possession, use or distribution of the Base Technology, the Resulting Technology or the Intellectual Property Rights relating thereto, or products incorporating such Intellectual Property Rights. Licensee shall include the disclaimers of Licensor set forth in Section 8 in all sublicense agreements between Licensee and its customers.

11.  SEVERABILITY.

     The provisions of this Agreement are severable, and if any one or more such provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of this Agreement shall nevertheless be binding on and enforceable by and between the parties hereto.

12.  ASSIGNMENT; SUCCESSORS AND ASSIGNS.

     This Agreement and all of the terms thereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.  EXPORT CONTROL LAWS.

     Licensee agrees to comply with all laws, rules and regulations applicable to the export of the Resulting Technology or the Base Technology. Specifically, Licensee shall not export, re-export, transfer, or license the Base Technology or the Resulting Technology, or any documentation thereof, in violation of any United States laws and regulations as may from time to time be applicable.

14.  GENERAL.


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     (a)  All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed to the address of the parties as set forth below, unless such party first notifies the other parties hereto in writing of any change in its address:

If addressed to Licensor:

     Clement Mok Designs
     Penthouse, 600 Townsend Street
     San Francisco, CA 94103
     Attention:  President

If addressed to Licensee:

     NetObjects, Inc.
     2055 Woodside Road, Ste. 250
     Redwood City, CA
     Attention:  President

     (b) The relationship of Licensor and Licensee under this Agreement shall be solely that of licensor and licensee. Neither party has the authority to assume or create any obligation for or on behalf of the other party, express or implied.

     (c) This Agreement, together with Exhibit A attached hereto, constitutes the entire agreement between the parties relating to the subject matter hereunder and supersedes all prior or contemporaneous oral or written agreements and understandings between the parties. No modification of this Agreement shall be binding on any party unless it is in writing and signed by the party to be charged. No waiver of any provision of this Agreement shall be effective unless made in writing. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any subsequent breach of the same or of any other provision of this Agreement.

     (d) In the event it is necessary to enforce this Agreement or in the event of any dispute between the parties with respect to its interpretation, validity, or performance, the prevailing party in any such action shall be entitled to costs of suit and reasonable attorneys fees.

     (e) The validity, performance and interpretation of this License Agreement shall be governed by the laws of the State of California.


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     IN WITNESS WHEREOF, this Agreement is executed and effective as of the date and year first above written.


CLEMENT MOK DESIGNS NETOBJECTS, INC.


By:  /s/ Clement Mok                    By:  /s/ Samir Arora
    -------------------------------          ------------------------------
Its:      Chairman                      Its:      CEO
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